UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d)
of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2007
HELIOS & MATHESON NORTH AMERICA INC.
(Exact name of Registrant as Specified in its Charter)
New York
(State or Other Jurisdiction of Incorporation)

0-22945 (Commission File Number)	13-3169913 (I.R.S. Employer Identification Number)
(212) 979-8228
(Registrant’s Telephone Number, Including Area Code)
200 Park Avenue South, New York, New York 10003
(Address of Principal Executive Offices) (Zip Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 20, 2007, Helios & Matheson North America Inc. a New York corporation (the “Company”), issued a press release announcing its financial results for the three months and the year ended December 31, 2006. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information provided in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
          EXHIBIT 99.1 PRESS RELEASE, DATED FEBRUARY 20, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.
By:	/s/ Salvatore M. Quadrino
Salvatore M. Quadrino
Chief Financial Officer

Dated: February 20, 2007

INDEX TO EXHIBITS

NUMBER	DESCRIPTION

EXHIBIT 99.1	PRESS RELEASE, DATED FEBRUARY 20, 2007.